UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 20, 2001


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Virginia                        0-25060                52-1889548
   ------------------------        -----------------------     -----------------
(State or Other Jurisdiction of       (Commission File          (IRS Employer
        Incorporation)                     Number)           Identification No.)


              7170 Riverwood Drive
                Columbia, Maryland                           21046
          -------------------------------                ---------------
(Address of Principal Executive Offices)                   (Zip Code)


                                 (443) 259-4900
              (Registrant's Telephone Number, Including Area Code):


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes In Registrant's Certifying Accountant.

         On April 20, 2001, the Company engaged the international firm of KPMG LLP ("KPMG") to serve as the Company's new principal audit firm for the year ended December 31, 2001, and, accordingly, dismissed Reznick Fedder & Silverman ("Reznick"). KPMG will also review the Company's quarterly interim financial information. The decision to engage KPMG and dismiss Reznick was approved by the Audit Committee of the Board of Directors on January 11, 2001.

         Reznick's reports on the Company's consolidated financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion or a modification or qualification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended December 31, 2000, and 1999, and for the period from December 31, 2000, through April 20, 2001, there was no disagreement with Reznick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Reznick, would have caused Reznick to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the Company's two most recent fiscal years ended December 31, 2000, and 1999, and for the period December 31, 2000, through April 20, 2001.

         KPMG previously acted as the principal audit firm for Supertel Hospitality, Inc., which merged with Humphrey Hospitality Trust, Inc. on October 26, 1999. In accordance with the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations," Supertel was considered the acquiring enterprise for financial reporting purposes.

         The Company has requested that Reznick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated May 2, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

         Prior to April 20, 2001, the Company did not consult with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by KPMG or (iii) any matter that was the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)). The Company has requested that KPMG review the above statements and has provided KPMG with the opportunity to furnish the Company with a letter containing any new information with respect to, clarification of, or disagreements with, the above statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         c)       Exhibits

                  16.1     Letter from Reznick Fedder & Silverman.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HUMPHREY HOSPITALITY TRUST, INC.



                                       By:      /s/ Paul J. Schulte
                                           -------------------------------------
Dated:  May 2, 2001                    Title:  Chairman of the Board and
                                               Chief Executive Officer

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                                  EXHIBIT INDEX


16.1     Letter from Reznick Fedder & Silverman.